UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Trading Symbol
Common Stock $0.01 Par Value	NYSE, CSE	ATGE

Item 7.01   Regulation FD Disclosure.

On May 13, 2019, Adtalem Global Education Inc. will hold an Investor Day presentation in New York. The event will take place at the New York Stock Exchange, located at 11 Wall Street, New York, NY 10005.  The event begins at 12:00 p.m. ET and will conclude at 4:00 p.m. ET.  The event will also be webcast https://livestream.com/ICENYSE/AdtalemInvestorDay2019.

The presentation materials are available on Adtalem’s website at www.adtalem.com and are furnished with this Form 8-K and incorporated herein by reference.

For those unable to listen to the webcast live, a replay will be available for 30 days on the investor relations section of the Adtalem website, www.adtalem.com.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements contained in this Form 8-K and furnished materials, including those that affect Adtalem’s expectations or plans, constitute forward-looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans,” “potential,” “continue,” “may,” “will,” “should,” “could” or other words or phrases of similar import which predict or indicate future events or trends or that are not statements of historical matters.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Adtalem’s actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and its most recent Form 10-Q for the quarter ended March 31, 2019.

These forward-looking statements are based on information as of May 13, 2019 and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

Item 9.01   Financial Statements and Exhibits

99.1  Adtalem Global Education Inc. Investor Day Materials, dated May 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Stephen W. Beard
Stephen W. Beard
Senior Vice President, Chief Operating Officer
and General Counsel

Date: May 13, 2019